Exhibit 99.1

MasTec Announces Upsize and Pricing of its Senior Unsecured Notes Offering to Refinance Existing $400 Million Senior Notes Due 2023

CORAL GABLES, Fla., July 21, 2020 /PRNewswire/ — MasTec, Inc. (the “Company”) (NYSE: MTZ) today announced that it has upsized and priced a private offering (the “Offering”) of $600 million aggregate principal amount of unsecured notes (the “Notes”) at par, representing an increase of $200 million in aggregate principal amount from the previously announced proposed offering size. The Notes will mature on August 15, 2028 and will bear an interest rate of 4.50%. The offering is expected to close on August 4, 2020, subject to customary closing conditions.

The Notes will rank equally in right of payment with any existing and future senior debt, and senior in right of payment to any existing and future subordinated debt. The Notes will be effectively junior to the Company’s secured debt, including the Company’s existing credit facilities, to the extent of the value of the assets securing that debt.

The Company intends to use the proceeds from the Offering ultimately to redeem or repurchase all of the Company’s existing 4.875% Senior Notes due 2023 (the “2023 Notes”), to pay fees and expenses in connection therewith, and to repay revolving loans under its existing credit facilities. Prior to redeeming the 2023 Notes, the Company may temporarily pay down amounts under its revolving credit facility and then, subject to customary borrowing conditions, reborrow under the revolving credit facility to effect the redemption.

The Notes will be guaranteed on a senior unsecured basis by the Company’s wholly-owned domestic restricted subsidiaries that guarantee the Company’s existing credit facilities, subject to certain exceptions.

The Offering is exempt from the registration requirements of Securities Act of 1933 (as amended, the “Securities Act”). The Notes have been offered and will be sold only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold absent an effective registration statement or pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release is issued pursuant to Rule 135c of the Securities Act and does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. In addition, this press release is not and should not be construed as a notice of redemption for the 2023 Notes, or an offer to tender for, or purchase, any of the 2023 Notes or any other security.

MasTec, Inc. is a leading infrastructure construction company operating mainly throughout North America across a range of industries. The Company’s primary activities include the engineering, building, installation, maintenance and upgrade of communications, energy, utility and other infrastructure, such as: wireless, wireline/fiber, and customer fulfillment activities; petroleum and natural gas pipeline infrastructure; electrical utility transmission and distribution; power generation, including from renewable sources; heavy civil, and industrial infrastructure. The Company’s customers are primarily in these industries. The Company’s corporate website is located at www.mastec.com. The Company’s website should be considered as a recognized channel of distribution, and the Company may periodically post important, or supplemental, information regarding contracts, awards or other related news and webcasts on the Events & Presentations page in the Investors section therein.

This press release contains forward-looking statements, including statements regarding the Offering, the redemption of the 2023 Notes and other uses of proceeds from the Offering, within the meaning of the Private Securities Litigation Reform Act. These statements are based on currently available operating, financial, economic and other information, and are subject to a number of significant risks and uncertainties. A variety of factors, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: risks related to the completion of the Offering and the redemption of the 2023 Notes; risks related to adverse effects of health epidemics and pandemics or other outbreaks of communicable diseases, such as the COVID-19 pandemic; market conditions, technological developments, regulatory changes or other governmental policy uncertainty that affects us or our customers’ industries; the effect on demand for our services of changes in the amount of capital expenditures by our customers due to, among other things, economic conditions, including potential adverse effects of public health issues, such as the COVID-19 pandemic on economic activity generally, our customers and our operations, commodity price fluctuations, the availability and cost of financing, and customer consolidation in the industries we serve; activity in the oil and gas, utility and power generation industries and the impact on our customers’ expenditure levels caused by fluctuations in prices of oil, natural gas, electricity and other energy sources; our ability to manage projects effectively and in accordance with our estimates, as well as our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects and estimates of the recoverability of change orders; the timing and extent of fluctuations in operational, geographic and weather factors affecting our customers, projects and the industries in which we operate; the highly competitive nature of our industry and the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice under our contracts, and/or customer disputes related to our performance of services and the resolution of unapproved change orders; risks related to completed or potential acquisitions, including our ability to identify suitable acquisition or strategic investment opportunities, to integrate acquired businesses within expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected, including the risk of potential asset impairment charges and write-downs of goodwill; our dependence on a limited number of customers and our ability to replace non-recurring projects with new projects; risks associated with potential environmental, health and safety issues and other hazards from our operations, as well as the potential for liability as a result of the COVID-19 pandemic, including issues with regulators or claims alleging exposure to COVID-19 relating to our operations or facilities; disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion, and the risk of being required to pay our subcontractors even if our customers do not pay us; risks related to our strategic arrangements, including our equity investments; any exposure resulting from system or information technology interruptions or data security breaches; any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding; the effect of state and federal regulatory initiatives, including costs of compliance with existing and potential future safety and environmental requirements, including with respect to climate change; the effect of federal, local, state, foreign or tax legislation and other regulations affecting the industries we serve and related projects and expenditures; the adequacy of our insurance, legal and other reserves; the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions; our ability to maintain a workforce based upon current and anticipated workloads; our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, and our ability to enforce any noncompetition agreements; fluctuations in fuel, maintenance, materials, labor and other costs; risks related to our operations that employ a unionized workforce, including labor availability, productivity and relations, as well as risks associated with multiemployer union pension plans, including underfunding and withdrawal liabilities; risks associated with operating in or expanding into additional international markets, including risks from fluctuations in foreign currencies, foreign labor and general business conditions and risks from failure to comply with laws applicable to our foreign activities and/or governmental policy uncertainty; restrictions imposed by our credit facility, senior notes, and any future loans or securities; our ability to obtain performance and surety bonds; a small number of our existing shareholders have the ability to influence major corporate decisions; risks associated with volatility of our stock price or any dilution or stock price volatility that shareholders may experience in connection with shares we may issue as consideration for earn-out obligations or as purchase consideration in connection with past or future acquisitions, or as a result of other stock issuances; as well as other risks detailed in our filings with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made. If any of these risks or uncertainties materialize, or if any of our underlying assumptions are incorrect, our actual results may differ significantly from the results that we express in, or imply by, any of our forward-looking statements. These and other risks are detailed in our filings with the Securities and Exchange Commission. We do not undertake any obligation to publicly update or revise these forward-looking statements after the date of this press release to reflect future events or circumstances, except as required by applicable law. We qualify any and all of our forward-looking statements by these cautionary factors.

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SOURCE MasTec, Inc.

J. Marc Lewis, Vice President-Investor Relations, 305-406-1815, 305-406-1886 fax, marc.lewis@mastec.com